. . . Exhibit 99.1 OceanFirst Financial Corp. Investor Presentation October 2019

INVESTOR PRESENTATION . . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 2

. . . About OceanFirst Financial Corp. 3

INVESTOR PRESENTATION . . . OceanFirst Financial Corp. • NASDAQ: OCFC • Market Cap: $1.3 billion 1 • Bank Holding Company with National Bank Subsidiary • Founded in 1902 • Total Assets of $8.1 billion • 56 Full-Service Branches in Central and Southern New Jersey Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices 4 1 As of October 18, 2019

INVESTOR PRESENTATION . . . Investment Thesis • Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 62 basis points, increasing slowly in response to rising rate environment • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Investing in direct banking and cyber security initiatives to stay current with leading industry practices • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 5

INVESTOR PRESENTATION . . . Commitment to Execution Our Recent Accomplishments... …Lead to Our Path Forward • Five Acquisitions Closed in Four Years • Local to Regional Scale • Announced Merger Agreements with • Increased Investment in Direct Banking & Two River Bancorp (NASDAQ: TRCB) & Digital Engagement Country Bank Holding Company Inc. (OTC PINK: CYHC) on August 9, 2019 • Maximizing Real Estate to Anticipate the Evolving Needs of our Employees and • Consolidated 40 Branches in the Last Customers Three Years with Nominal Deposit Losses, while Realizing Substantial Cost • Further Loan Portfolio Diversification: Savings Sector, Industry, Geography and Vintage • Building a “Digital Culture” Throughout the Bank • Strong Total Shareholder Return 6

INVESTOR PRESENTATION . . . Overview of Two River Bancorp • $1.2 billion asset commercial bank founded in 2000 serving consumers and businesses in Northern New Jersey • 14 branch locations and 2 loan production offices in Monmouth, Ocean, Union and Essex Counties • Operates a relationship-based community bank model with a focus on commercial lending Two River Financial Highlights1 Market Cap ($M) $118 ROAA 1.06% Total Assets ($M) $1,154 ROAE 10.15% Gross Loans ($M) $953 NIM 3.53% Total Deposits ($M) $973 Efficiency Ratio 61.0% TCE / TA 9.10% Yield on Loans 4.92% NPAs / Assets 0.37% Cost of Deposits 1.15% - TRCB Branches CRE Concentration 371% Loans / Deposits 98.0% - OCFC Branches 7 Source: SNL Financial. 1As of or for the quarter ended June 30, 2019. Market cap based on common stock price of $13.53 as of August 8, 2019.

INVESTOR PRESENTATION . . . Overview of Country Bank Holding Company, Inc. • Founded in 1988, Country Bank is a $783 million asset full-service commercial bank • Network of five branches that spans from Midtown Manhattan to Scarsdale, NY • Focus on small business, commercial real estate and multi-family commercial lending in New York City and Westchester County Country Bank Financial Highlights1 Market Cap ($M) $71 ROAA 1.27% Total Assets ($M) $783 ROAE 15.08% Gross Loans ($M) $592 NIM 3.68% Total Deposits ($M) $650 Efficiency Ratio 55.9% TCE / TA 8.62% Yield on Loans 5.63% NPAs / Assets 1.00% Cost of Deposits 1.61% CRE Concentration 414% Loans / Deposits 91.2% - CYHC Branches 8 Source: Company reports; SNL Financial. 1As of or for the quarter ended June 30, 2019. Market cap based on common stock price of $32,000.00 as of August 8, 2019.

INVESTOR PRESENTATION

Combined Highlights

Strategically Compelling	• Acquisitions of two high-performing franchises
	  • Two River ROAA and ROATCE of 1.06% and 12.0%, respectively[1]
	  • Country Bank ROAA and ROATCE of 1.27% and 15.1%, respectively[1]
	• Positioned to cross $10B asset threshold
	• Natural extension of branch footprint into attractive markets
	• Enhances NYC market lending initiative
	• Potential for significant efficiencies through infrastructure optimization and branch consolidation

Financially Attractive	• 8% accretive to 2021 estimated earnings (first full year of fully phased-in synergies) • Tangible book value per common share dilution of 5% at closing with an earnback of less than 4 years using the cross-over method[2] • Accretive to ROAA, ROAE and ROATCE • Enhanced operating scale
Low Risk Transactions	• Comparable community banking cultures operating in known markets • Leverages OceanFirst's significant integration expertise • Since 2015, OceanFirst has successfully integrated and met financial targets for 5 whole bank acquisitions

[1] For the quarter ended June 30, 2019.

[2] Calculated as time period at which the OceanFirst pro forma tangible book value per share equals OceanFirst's projected stand-alone tangible book value per share.

9

INVESTOR PRESENTATION . . . Estimated CECL Impact to 9/30/19 Balance Sheet1 $60 Unamortized credit mark on acquired loans remains and $50 accreted over the remaining life $40 $24.3 $30 $10.0 ($ ($ Millions) $20 $8.4 $8.4 CECL Model $35.1 $25.1 $10 $16.7 $16.7 $0 9/30/19 Reported 9/30/19 CECL ALLL (GVA) Non-Accretable Credit Mark Accretable Credit Mark Equity Adjustment If adopted as of September 30, 2019, reserves could increase by as much as $10.0 million. 1 Actual CECL impact will depend upon loan portfolio and economic conditions at January 1, 2020. 10

. . . Our Business 11

INVESTOR PRESENTATION . . . Third Quarter 2019 Highlights Financial Highlights 2019 Operational Highlights • Core Net Income of $27.5 • Acquisition of Capital Bank of New • Up 7% y/y Jersey (Capital Bank) completed on • Core Diluted EPS of $0.54 January 31, 2019 with full integration • Up 2% y/y completed in Q2 2019 • Net Interest Margin of 3.55% • New LPOs in Philadelphia and New • Down 12 basis points y/y York City with Susanne Svizeny hired as • Strong Core ROA of 1.35% and Greater Philadelphia Regional Core ROTE of 14.53% President • Core efficiency ratio improvement of 5% q/q, to 53.56% • Branch consolidations • Record loan pipeline of $319.7 million at • 7 completed YTD September 30, 2019 with substantial • Core deposits 1 represent 85% of total contributions from metropolitan New York deposits, an effective hedge against a City and greater Philadelphia markets volatile interest rate environment, with cost of deposits of only 62 bps 12 1 All deposits except certificates of deposit

INVESTOR PRESENTATION . . . Net Interest Margin Operational Highlights Net Interest Margin 2 4.50 • Cost of deposits remained flat 4.00 from 2Q19 to 3Q19 3.72 3.50 3.45 • Non-interest bearing deposits 3.00 are 22% of average balance of 2.50 2.40 total deposits 1 2.00 Percentage • Balanced interest rate risk 1.50 position 1.00 0.50 0.00 2013 2014 2015 2016 2017 2018 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q1 Fed Funds Effective Rate OceanFirst Bank Peer Average 1 Based on average balances for the three months ended September 30, 2019 13 2 Source: Bank Reg Data

INVESTOR PRESENTATION . . . Effective Interest Rate Risk Management Duration 5.0 All asset categories managed with limited duration 4.0 3.0 Years 2.0 1.0 0.0 Securities Mortgage Loans Consumer Loans Commercial Loans Total Assets FHLB Term Time Deposits (Weighted Average) Borrowings Rate Characteristics 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% Mortgage Loans Consumer Loans Commercial Loans Securities Total Assets Borrowings 1 Deposits (CRE & C&I) (Weighted Average) Adjustable/Floating Fixed Core Deposits, Administered 14 At June 30, 2019 1 Includes overnight advances

INVESTOR PRESENTATION . . . Deposit Growth with Branch Consolidation Total Deposits Per Branch 7,000 125 Average Per Deposits Branch Millions) ($ 6,000 Strength and Durability of Low-Cost 100 Deposit Position 5,000 • Target average branch size above 75 $100 million 4,000 • Cost of deposits increased 33 bps over the 3,000 past two years, a deposit beta of 33% in 50 relation to the change in the target Federal Total Deposits ($ Millions) Total 2,000 Funds rate from September 2017 to 25 September 2019 1,000 0 0 2014* 2015* 2016* 2017* 2018* 2019** Total Deposits Average Deposits Per Branch 15 *As of December 31, ** As of September 30,

INVESTOR PRESENTATION . . . Loan Composition Emphasizes Commercial Total Loans Outstanding Loans by Customer Segment – 2019** 2015* 2016* 44% 2017* 56% 2018* 2019** Commercial Consumer Consumer Commercial $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 (in millions) Residential Home Equity & Consumer Investor CRE Owner Occupied CRE C&I Loans • 78% of loans are collateralized in New Jersey. 16 *As of December 31, **As of September 30,

INVESTOR PRESENTATION . . . Conservative CRE Portfolio Reflects Strategic Execution CRE to Total Risk Based Capital 0 100 200 300 400 500 600 700 800 Peer 1 Peer 2 Peer 3 Peer 4 Capacity to grow Investor Peer 5 CRE by $390 million while Peer 6 Peer 7 remaining under 300% Peer 8 OCFC 251 → OceanFirst Actual Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer Group Average 325 → Peer Group Average Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: BHLB, BPFH, BRKL, CBU, CUBI, DCOM, EBSB, EGBN, FCF, FFIC, INDB, LBAI, NBTB, NWBI, PFS, SASR, STBA, TMP, TOWN, UBNK, WSBC and WSFS. Source: BankRegData.com 17 As of June 30, 2019

INVESTOR PRESENTATION . . . Generating Consistent & Attractive Returns 16.0% 1.50% 1.35% 14.0% 1.20% 12.0% 1.05% Return Assetson 10.0% 0.90% 8.0% 0.75% 0.60% 6.0% 0.45% 4.0% 0.30% Return on Tangible Equity Common onTangible Return 2.0% 0.15% 0.0% 0.00% 2015 2016 1 2017 1 2018 1 2019 1, 2 Core Return on Tangible Common Equity Core Return on Assets • Continued focus on improving efficiencies through acquisition synergies and branch consolidations 1 For 2015, 2016, 2017, 2018 and 2019, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, 2018 and 2019, also excludes the effect of branch consolidation expense. For 2017 and 2018, also excludes the effect of additional income tax expense (benefit) related to the Tax Cuts and Jobs Act. For 2019, also excludes the effect of compensation expense due to the retirement of an executive officer and non-recurring professional fees. 18 2 For 2019, Q3 results are annualized.

INVESTOR PRESENTATION . . . Credit Metrics Reflect Conservative Culture Non-Performing Loans by Source (Percent of Loans Receivable) NET CHARGE-OFFS 0.07% 0.15% 0.10% 0.05% 0.03% (Annualized) 1.00% 0.91% 0.90% 0.80% 0.70% 0.60% 0.52% 0.50% 0.40% 0.35% 0.29% 0.31% 0.30% 0.20% Performing Loans as Percent of Total Loans Receivable Loans of Total Percent as Performing Loans - 0.10% Non 0.00% 2015 2016 2017 2018 YTD 2019 Residential Consumer Commercial Real Estate Commercial & Industrial 19

. . . Our Strategy 20

INVESTOR PRESENTATION . . . Asset Growth Supplemented by Strategic M&A Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 ~$ 12 million $ 142 million Cape Bancorp May 2, 2016 ~$196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 ~$146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 ~$475 million $2,044 million Capital Bank of New Jersey January 31, 2019 ~$77 million $495 million Two River Bancorp Expected Q1 2020 ~$183 million $1,200 million Country Bank Holding Expected Q1 2020 ~$102 million $783 million Company Inc. Weighted average(1): Price/Tangible Book Value 158%; Core Deposit Premium 9.0% 21 (1) At time of announcement.

INVESTOR PRESENTATION . . . New Jersey Expansion Opportunities • New Jersey is an attractive market 1 • Statewide Total Population of 8.9 million • Most densely populated state • 11th most populous state • Median household income of $72,000 • Significant opportunities for acquisitions to build customer base • Support expansion in Metropolitan Philadelphia and Metropolitan New York Population of 4.3 million with deposits of $130 billion Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices 22 1 US Census Bureau

INVESTOR PRESENTATION . . . Regional Opportunities for M&A Philadelphia Area New York City Metro Area • 7 Banks with Assets Between $400M and $1B • 7 Banks with Assets Between $400M and $1B • 9 Banks with Assets Between $1B and $10B • 6 Banks with Assets Between $1B and $10B New Jersey • 17 Banks with Assets Between $400M and $1B • 19 Banks with Assets Between $1B and $10B Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Regional banking data as of June 30, 2019 23 Source: FDIC

INVESTOR PRESENTATION . . . Data Driven Digital Strategy Mobile Apps Online Banking Digital Services 90-Day Active 90-Day Active • Online Banking, Mobile & Tablet Apps Up 22% y/y Up 11% y/y • Biometric ID verification • Remote Check Deposit • Bill Pay Monthly Bills • Pop Money (P2P) Mobile Deposits Paid Digitally • Money Management (PFM) Up 27% y/y Up 7% y/y • Online Account Opening • eWallets: Apple, Samsung & Google • Digital Loyalty Programs 561 Certified Digital Bankers • Card Valet Fraud Mitigation Proprietary program training branch & care center staff • Extended Hours Video Banking to support customers’ use & adoption of digital services. • Delivering results that are measurable, repeatable, and scalable, which: • Increase customer retention • Reduce cost to serve • Increase share of wallet • Anticipate and support evolving customer needs 24 Data as of September 30, 2019

INVESTOR PRESENTATION

Organic Digital Banking Initiatives

nest egg at OceanFirst

- Hybrid robo-advisor product offered by our partner RIA, NestEgg
- Replaced prior third-party broker/dealer investment sales program
- Promotion began in January, 2019
- Branch training complete, hardware installed, sales underway
- Conversion of existing broker/dealer accounts complete
- $23.9 million assets under management as of September 30, 2019

AmiGo by OceanFirst Bank

- Spending (checking) account designed for digitally focused customers
- Features aligned with Best-In-Class products offered by FinTechs, without competing on rate
- Branded with fun, timely, and hip advertising campaign
- Artificial Intelligence driven digital marketing is attracting new customers who match OceanFirst goals
- Digital marketing campaign launched in December, 2018
- In 3Q19, online retail checking account opening exceeded average branch opening by 4x

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INVESTOR PRESENTATION

Treasury Management Services

Accounts[1]
Over 33,000[2]

Balances[1]
Over $2.6 billion[2]

Early Adopter

Introduced Cash Management Services in 1996, growing relationships annually. Includes Dedicated Client Services and Sales Team. 2019 Treasury relationships have expanded by 20% over 2018.

Future Enhancements

Over $500k investment in enhancing our Online banking solution to be available in 2Q 2020.

Treasury Management Solutions:

- ACH Origination, Receipts, Addenda Reporting and Debit Blocking
- Accept Multiple Forms of Payment
- Account Analysis Statements
- Business Online Banking
- Coin & Currency ordering
- Convert Paper to Electronic
- Electronic Receivables
- Escrow
- Foreign Wire
- Initiate ACH and Wires Online
- Lockbox
- Merchant
- Onsite Deposit
- Payroll
- Positive Pay
- Zero Balance Accounts

[1] Data as of September 30, 2019
[2] Includes all accounts, including Business Online Banking

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INVESTOR PRESENTATION . . . Protecting Our Clients with Cyber Security • Remains current with evolving industry-wide standards • Real-time analytical tools in place for fraud protection and firewall security • Use of top tier, neural-based, real-time debit card fraud analytics • Qualified, certified senior InfoSec personnel, backed up by: • Ongoing significant investments in technology, education and training • Board of Directors with cyber security focus and expertise 27

INVESTOR PRESENTATION . . . Strategic Capital Allocation Generates Shareholder Returns Returned Capital to Shareholders $60 $55 • Stable & competitive dividend $50 st $45 • 91 consecutive quarter Annualized $40 • Historical Payout Ratio of 30% to 40% $35 $30 • Repurchased 786,567 shares YTD $25 2019; 508,986 shares remain available $20 $15 for repurchase Annual Return of Capital ($ ($ Millions) Capital of Return Annual $10 • Strategic acquisitions in critical new $5 $0 markets 2014 2015 2016 2017 2018 2019 • Total Shareholder Return Cash Dividends Share Repurchases December 31, 2012 to September 30, Total Cash Returned to Shareholders: 2019 of 106%; CAGR 11% $150.8 million 28

INVESTOR PRESENTATION

OceanFirst

An Experienced Management Team

Executive	Title	Years at OceanFirst[1]	Selected Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	6	Patriot National Bancorp Dime Community Bancshares
Joseph J. Lebel III	Executive Vice President, Chief Operating Officer	13	Wachovia Bank N.A. First Fidelity
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	27	KPMG
Steven J. Tsimbinos	Executive Vice President, General Counsel	9	Thacher Proffit & Wood Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	2	Office of the Comptroller of the Currency First Union
Michele Estep	Executive Vice President, Chief Administrative Officer	11	Sun National Bancorp Key Bank
Karthik Sridharan	Executive Vice President, Chief Information Officer	<1	Citigroup JP Morgan Chase Bank of America

- **Substantial insider ownership of 9%, including Directors and Executive Officers, ESOP and OceanFirst Foundation.**

[1] Includes years at acquired banks.

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INVESTOR PRESENTATION . . . OceanFirst Foundation: Serving Our Communities • Over $39 million has been granted to organizations serving OceanFirst’s market • First foundation established in the country during a mutual conversion to IPO (July 1996) • Completed merger of Cape Foundation into OceanFirst Foundation in 2016 and merger of Ocean City Home Foundation in 2017 • Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy devastated the Jersey Shore in 2012 • OceanFirst Foundation has assets of $28 million 30

INVESTOR PRESENTATION . . . Investment Thesis • Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 62 basis points, increasing slowly in response to rising rate environment • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Investing in direct banking and cyber security initiatives to stay current with leading industry practices • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 31

. . . Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 32

. . . Appendix 33

INVESTOR PRESENTATION . . . Colonial American Bank Acquisition • 100% Stock deal, valued at $11.9 million • In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ Supports Retail • Favorable financial terms (adjusted for DTA realization Expansion in High of $2.3 million) 1 Value Communities • Price/Tangible Book Value of 104% • Transaction neutral to OCFC book value • Price/Core Deposit Premium of 0.4% • Modest execution risk with conservative assumptions • Expected cost saves of 35%, fully realized in 2016 • Gross credit mark of $2.9 million, 2.4% of loans • Effective execution (2015) Headquarters • Announcement – February 25 OceanFirst Retail Branches, Commercial Loan Production • Regulatory Approvals - June 17 (68 days following application) Offices, and Wealth Management Office • Shareholder Approval - July 9 Colonial American Retail • Closing – July 31 Branches • Systems Integration – October 17 (72 days following legal closing) 34 1 At time of announcement.

INVESTOR PRESENTATION . . . Cape Bancorp Acquisition • 85% stock and 15% cash, valued at $196 million • Favorable financial terms 1 • Price/Tangible Book Value of 139% • Price/Core Deposit Premium of 4.4% • Expected accretion to GAAP EPS of 17% in 2017 • Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 33%, fully realized by end of 2016 • Expected one-time, pre-tax transaction expenses of $15.5 million • Gross credit mark of $25.5 million, 2.3% of loans • Effective execution (2016) • Announcement – January 5 • Regulatory Approvals – March 28 (52 days following application) Headquarters OceanFirst Retail Branches, • Shareholder Approvals – April 25 Commercial Loan Production Offices, and Wealth • Closing – May 2 Management Office • Systems Integration – completed October 15 Cape Bank Retail Branches and Commercial Loan Offices 35 1 At time of announcement.

INVESTOR PRESENTATION . . . Ocean Shore Holding Co. Acquisition • Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey • 80% stock 20% cash, valued at $146 million • Favorable financial terms 1 • Price/Tangible Book Value of 132% • Price/Core Deposit Premium of 4.9% • Expected accretion to GAAP EPS of over 5% in 2018 • Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 53%, fully realized by end of 2017 • Expected one-time, pre-tax transaction expenses of $19 million • Gross credit mark of $10.0 million, 1.25% of loans • Effective execution OceanFirst Bank Branches • Announcement – July 13, 2016 Ocean City Home Bank • Regulatory Approvals – October 27, 2016 (72 days following application) Branches • Shareholder Approvals – November 22, 2016 • Closing – November 30, 2016 • Systems Integration – completed May 19, 2017 36 1 At time of announcement.

INVESTOR PRESENTATION . . . Sun Bancorp, Inc. Acquisition • Strengthens and expands OceanFirst franchise into more demographically attractive Central New Jersey, Philadelphia and New York city metro markets • 85% stock and 15% cash, valued at $475 million • Favorable financial terms 1 • Price/Tangible Book Value of 169% • Price/Core deposit premium of 12.7% • 2019E EPS accretion of 3.6% in addition to double digit accretion from Cape and Ocean Shore acquisitions Sun National Bank has • Earnback of approximately 3.5 years 15 branches within 3 miles of an • Effective Execution OceanFirst Bank branch • Announcement – June 30, 2017 • Regulatory Approvals • Federal Reserve Bank – October 17, 2017 (48-days following application) • Office of Comptroller – December 4, 2017 (96-days following Headquarters application) OceanFirst Bank Branches Sun National Bank Branches • Shareholder Approvals – October 25, 2017 Loan Offices • Closing – January 31, 2018 • System Integration – completed June 9, 2018 37 1 At time of announcement.

INVESTOR PRESENTATION . . . Capital Bank of New Jersey Acquisition • Deepens OceanFirst’s market position in Southern NJ and the greater metro Philadelphia area • 100% stock, valued at $77 million • Favorable financial terms 1 • Price/Tangible Book Value of 172% • Price/Core Deposit Premium of 8.1% • 2020E EPS accretion of 2.0% • Effective Execution • Announcement – October 25, 2018 • Regulatory Approvals – December 19, 2018 • Shareholder Approvals – January 23, 2019 • Closing – January 31, 2019 • System Integration – completed June 1, 2019 Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Capital Bank Branches Capital Bank Loan Office 38 1 At time of announcement.

INVESTOR PRESENTATION

OceanFirst Milestones – 117 Years of Growth

- **1902** – Founded, Point Pleasant, NJ
- **1985** – Branch Expansion into Middlesex County
- **1996** – IPO to Mutual Depositors; Created OceanFirst Foundation; Established Commercial Lending
- **1999** – Branch Expansion into Monmouth County
- **2000** – Established Trust and Asset Management
- **2014** – OceanFirst Foundation Exceeds $25 Million in Cumulative Grants
- **2015** – Colonial American Bank Acquired; Commercial LPO Expansion into Mercer County
- **2016** – Cape Bancorp Acquired; Ocean Shore Holding Co. Acquired
- **2018** – Adopted National Bank Charter; Sun Bancorp, Inc. Acquired
- **2019** – Capital Bank of New Jersey Acquired; Announced Merger Agreement with Two River Bancorp; Announced Merger Agreement with Country Bank Holding Company, Inc.

39

INVESTOR PRESENTATION . . . Favorable Competitive Position Community Banks serving Mega Banks OceanFirst Bank Central & Southern NJ # of Branches Dep. In Mkt. # of Dep. In Mkt. Dep. In Mkt. Institution ($000) Institution # of Branches Branches ($000) ($000) 61 6,216,001 TD Bank (Canada) 125 22,671,261 Manasquan 12 1,438,759 PNC Bank (PA) 140 19,082,286 OceanFirst Republic 16 1,406,958 Competitive Position Bank of America (NC) 107 17,283,936 Bank of Princeton 15 973,294 • Responsive Wells Fargo (CA) 137 15,766,624 1ST Constitution 18 813,930 • Flexible Santander Bank 75 6,777,791 Sturdy Savings 14 724,096 (Spain) • Capable • Lending Limit Two River* 11 791,795 • Technology • Trust • Treasury Management • Consumer & Commercial • Competing Favorably Against Banking Behemoths and Local Community Banks *Announced Merger Agreement on August 9, 2019 Source: FDIC Summary of Deposits, June 30, 2019 40 Note: Market area is defined as 11 counties in Central and Southern New Jersey

INVESTOR PRESENTATION . . . Commercial Portfolio Segmentation Total Commercial Loan Exposure by Real Estate Investment by Industry Classification Property Classification Transportation & Motel Miscellaneous Office Manufacturing Warehousing Miscellaneous Commercial2.9% 8.6% 22.9% 2.9% 1.7% 6.2% Development Arts/Entertainment/ 2.7% Recreation 2.3% Other Services 4.4% Multi-Family Accommodations/ 22.5% Industrial/ Food Services Warehouse 7.1% 5.4% Healthcare Residential 4.5% Development 2.1% Wholesale Trade 2.8% Single Purpose 4.4% Retail Trade Real Estate Retail Store 4.1% Investment 8.0% 1-4 Family 8.4% Construction 60.4% Shopping Center 3.6% 12.1% • Diversified portfolio provides protection against industry-specific credit events 41 As of September 30, 2019